UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 7, 2007

COMTECH GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-02642	52-0466460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Comtech Group, Room 10001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 5180, PRC
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-755-267-4327

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2007, in response to new NASDAQ Stock Market listing requirements that mandate that all NASDAQ Stock Market -listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities, the Board adopted resolutions providing for an amendment (“Amendment No. 1”) to Article V, Section 1 and Article V, Section 2 of the Corporation’s Bylaws (the “Bylaws”) to clarify that the Corporation’s outstanding securities may exist in certificated or uncertificated form. A copy of Amendment No. 1 to the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description
3.1	Amendment No. 1 to the Bylaws of Comtech Group, Inc. (f/k/a Trident Rowan Group, Inc.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH GROUP, INC.

Dated: December 10, 2007	By:	/s/ Hope Ni
Name: Hope Ni
Title: Chief Financial Officer